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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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IMPAC MORTGAGE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
Irvine, California 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 19, 2011
9:00 A.M. (Pacific Daylight Time)

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of IMPAC MORTGAGE HOLDINGS, INC. ("IMH," "we," "our," "us," or the "Company"), a Maryland corporation, to be held at 19500 Jamboree Road, Irvine, California 92612 on July 19, 2011, at 9:00 a.m. (Pacific Daylight Time).

The annual meeting of stockholders is being held for the following purposes:

  1.
  To elect a Board of Directors to serve for the ensuing year;

  2.
  To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011; and

  3.
  To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of our common stock of record at the close of business on April 25, 2011 will be entitled to vote and participate at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 19, 2011. The 2011 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2010 are also available at http://materials.proxyvote.com/45254P

The Company's Annual Report to Stockholders for the year ended December 31, 2010 is enclosed with this notice. The following proxy statement and enclosed proxy card is being sent to each stockholder as of the Record Date. You are cordially invited to attend the meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. Please return the proxy promptly to avoid the expense of additional proxy solicitation. You may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

By order of the Board of Directors

Ronald M. Morrison, Secretary

Dated: May 2, 2011

IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road, Irvine, CA. 92612
(949) 475-3722

PROXY STATEMENT

FOR ANNUAL STOCKHOLDERS MEETING TO BE HELD ON
JULY 19, 2011, AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)

This proxy statement is delivered to you by Impac Mortgage Holdings, Inc., a Maryland corporation, in connection with the annual meeting of stockholders to be held on July 19, 2011 at 9:00 a.m. (Pacific Daylight Time) at 19500 Jamboree Road, Irvine, California 92612 (the "Meeting"). We are sending this proxy statement and the enclosed proxy to our stockholders commencing on or about May 19, 2011.

Impac Mortgage Holdings, Inc. (the "Company") consists of its subsidiaries, Integrated Real Estate Service Corporation ("IRES"), IMH Assets Corp. ("IMH Assets"), Impac Warehouse Lending Group, Inc. ("IWLG"), and Impac Funding Corporation ("IFC").

The purpose of the Meeting is to seek stockholder approval of two proposals: (1) electing a Board of Directors to serve for the ensuing year, and (2) ratifying the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011.

Solicitation of Proxies

Our Board of Directors is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We may solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock.

Annual Report

Our annual report to stockholders for the year ended December 31, 2010 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.

Voting Requirements & Procedures

Your vote is important. If you hold your shares as a record holder, your shares can be voted at the annual meeting only if you are present in person at the meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may authorize another person as proxy to vote your shares by using one of the following three methods: (1) you may vote by mail, by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; (2) you may direct your vote electronically by accessing the website located at www.voteproxy.com and following the on-screen instructions; or (3) you may vote by calling the toll-free number listed on your proxy card. Please have your proxy card in hand when going online or calling. If you instruct the voting of your shares electronically or telephonically, you do not need to return your proxy card.

If you hold your shares beneficially in street name through a nominee (such as a bank or stock broker), you may be able to vote by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares. If you are a stockholder who owns shares through a broker and attends the Meeting intending to vote at the Meeting, you should bring a letter from your broker identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on April 25, 2011 (the "Record Date") will be entitled to vote at the Meeting. There were 7,789,246 shares of common stock, $0.01 par value per share, outstanding at that date. Each share of our common stock is entitled to one vote and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the Meeting.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted (1) FOR the nominees to our Board of Directors, and (2) FOR the ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011. Representatives of our transfer agent will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. Brokers that hold shares of common stock in "street" name for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they can not vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. A broker "non-vote" occurs when a broker's customer does not provide the broker with voting instructions on a non-routine matter.

Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

Revocability of Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Impac Mortgage Holdings, Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Meeting and voting in person.

Interest of Executive Officers and Directors

None of the Company's executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

Householding

"Householding" is a program, approved by the Securities and Exchange Commission (the "SEC"), which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, "householding" will not apply to your shares.

Postponement or Adjournment of Meeting

If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Meeting, present in person or represented by proxy, to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our directors are elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualify. Accordingly, a Board of six directors is to be elected at the Meeting, all of whom have been recommended for nomination by the members of the Corporate Governance and Nomination Committee of the Board. Our charter and bylaws currently provide for a variable number of directors with a range of between one and fifteen members. The size of our Board of Directors is set at six. No proxy may vote for more than six nominees for director.

Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees, all of whom are now members of and constitute our Board of Directors, Joseph R. Tomkinson, William S. Ashmore, James Walsh, Frank P. Filipps, Stephan R. Peers and Leigh J. Abrams. We have been advised that all of the nominees have indicated their availability and willingness to serve if elected.

In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee or will vote for a substitute nominee in the exercise of their best judgment.

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of all of the votes cast at the Meeting is necessary for the election of the nominee for director assuming a quorum is present. "Plurality" means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of directors are to be voted on this proposal, such shares will be voted in favor of the nominees. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. In the past, if you held your shares in "street" name and you did not indicate how you wanted your shares to be voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulations were made to take away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in "street" name and you do not instruct your broker how to vote in the election of directors, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended the reappointment of Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. Squar Milner became our auditors in 2008. The Company anticipates, and has experienced, costs savings in connection with its engagement of Squar Milner compared to previous auditor engagements. The stockholders are being requested to ratify the reappointment of Squar Milner at the Annual Meeting. If the selection is not ratified, it is contemplated that the appointment of Squar Milner for 2011 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Squar Milner will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to us by Squar Milner for the years ended December 31, 2010 and 2009. Audit-related fees include fees for an examination under section 1122 of Regulation AB for loan servicing as well as a separate examination of certain requirements of our master servicing policies and procedures.

	For the Years Ended December 31,
	2010	2009
Audit fees	$710,100	$670,955
Audit-related fees	64,800	64,800
Tax fees	—	—
All other fees	—	—

Total	$774,900	$735,755

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. In pre-approving the services in 2010 and 2009 under audit related fees, tax fees or all other fees, the Audit Committee did not rely on the de minimis exception to the SEC pre-approval requirements.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes cast at the Meeting at which a quorum is present is required to ratify the appointment of Squar Milner as the Company's independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Squar Milner as the Company's independent registered public accounting firm.

Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm. Should a broker non-vote occur, it will not be counted as votes cast and will have no effect on the result of the vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY
  THE REAPPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

NAME	AGE	POSITION
Joseph R. Tomkinson	63	Chairman of the Board and Chief Executive Officer
William S. Ashmore	61	President and Director
James Walsh	61	Director
Frank P. Filipps	63	Director
Stephan R. Peers	58	Director
Leigh J. Abrams	68	Director

Joseph R. Tomkinson has been Chairman of the Board since April 1998 and Chief Executive Officer and a Director of the Company since its formation in August 1995. Mr. Tomkinson was also an officer and director of a real estate investment trust investing in commercial mortgage assets and a specialty finance company until its sale. Mr. Tomkinson brings over 35 years of combined experience in real estate, real estate financing and mortgage banking. The Company believes that Mr. Tomkinson's financial and business expertise, including his past senior executive positions and operating experience with real estate and finance companies, give him the qualifications and skills to serve as a director.

William S. Ashmore has been President of the Company since August 1995 and a Director since July 1997. Mr. Ashmore also served as the Chief Operating Officer from August 1995 to May 2006. Mr. Ashmore has over 35 years of combined experience in real estate, asset liability management, risk management, and mortgage banking. Mr. Ashmore received a B.S. degree in Psychology from the University of California at Los Angeles in 1971 and a Master's degree in Social Psychology from California State University at Northridge in 1974. The Company believes that Mr. Ashmore's real estate, financial and business expertise give him the qualifications and skills to serve as a director.

James Walsh has been a Director of IMH since August 1995. Since January 2000, he has been Managing Director of Sherwood Trading and Consulting Corporation. The Company believes that Mr. Walsh's financial and business expertise, including his past senior executive positions and operating experience with large, complex organizations give him the qualifications and skills to serve as a director.

Frank P. Filipps has been a Director of IMH since August 1995. From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company. From June 1999 to April 2005, Mr. Filipps was Chairman and Chief Executive Officer of Radian Group, Inc. (NYSE: RDN) and its principal subsidiary, Radian Guaranty, Inc., which were formed through a merger of Amerin and Commonwealth Mortgage Assurance Company. Mr. Filipps has been a director and a member of the compensation committee of the Board of Directors of Primus Guaranty, Ltd. (NYSE: PRS), a holding company primarily engaged in selling credit protection against investment grade credit obligations of corporate and sovereign entities, since September 2004. Mr. Filipps has been a director and chairman of the nominating and governance committee of Fortegra Financial Corp (NYSE: FRF) and insurance services company since December 2010. Mr. Filipps received a B.A. in Economics in 1969 from Rutgers University and a Master's degree in Corporate Finance and International Business in 1972 from New York University. The Company believes that Mr. Filipps's financial and business expertise, including a diversified background of managing companies and his past senior executive positions and operating experience with real estate-related and mortgage services companies, give him the qualifications and skills to serve as a director.

Stephan R. Peers has been a Director of IMH since October 1995. Since January 2005, Mr. Peers has been an independent financial advisor. From September 2001 to January 2005, Mr. Peers was a Managing Director of Sandler O'Neill & Partners, LP practicing corporate finance covering financial institutions. Mr. Peers received a B.S. in Civil Engineering from Manhattan College in 1974, a M.S. in Industrial Engineering from Stanford University in 1975 and an M.B.A. from Stanford University in 1979. The Company believes that Mr. Peers' financial and business expertise, including his past senior executive positions and operating experience with corporate finance companies, give him the qualifications and skills to serve as a director.

Leigh J. Abrams has been a Director of IMH since April 2001 and lead independent director since June 2004. Mr. Abrams became Chairman of the Board of Drew Industries Incorporated (NYSE: DW), which manufactures a wide variety of components for recreational vehicles and manufactured homes, in January 2009. Prior to that, since August 1979, Mr. Abrams previously served as the President and Chief Executive Officer of Drew, from which positions he resigned in May 2008 and December 2008, respectively, to become Chairman of the Board of Drew. Mr. Abrams has served as a director of Drew Industries since August 1979. Mr. Abrams, a CPA, has over 35 years of experience in corporate finance, mergers and acquisitions, and operations. Mr. Abrams received a B.A. in Accounting from Baruch College in 1964. The Company believes that Mr. Abrams' financial and business expertise, including his past senior executive positions and operating experience with large, complex organizations, give him the qualifications and skills to serve as a director.

Executive Officers

The following table provides certain information regarding the executive officers of IMH, but who do not serve as directors of IMH:

NAME	AGE	POSITION
Todd R. Taylor	46	Executive Vice President and Chief Financial Officer
Ronald M. Morrison	60	General Counsel, Executive Vice President and Secretary

Todd R. Taylor was appointed to the position of Interim Chief Financial Officer in February 2008 and was then appointed Chief Financial Officer and Executive Vice President in November 2008. Mr. Taylor joined IMH in October 2004 as the Senior Vice President, Controller and served in this position until he was promoted to Senior Vice President and Director of Accounting in June 2006. Mr. Taylor served as the Senior Vice President and Director of Accounting until October 2007 when he was promoted to Chief Accounting Officer in October 2007. Prior to joining IMH, Mr. Taylor served as the Chief Financial Officer and Secretary for Primal Solutions, Inc. from August 2003 until October 2004. Mr. Taylor earned his B.A. degree in Business from California State University at Fullerton and is a certified public accountant.

Ronald M. Morrison became General Counsel in July 1998 and was promoted to Executive Vice President in August 2001. In July 1998 he was also elected Secretary of IMH and in August 1998 he was elected Secretary of our mortgage operations and our warehouse lending operations. Mr. Morrison received his B.A. degree in History in 1973 from the University of California Los Angeles and his Juris Doctor degree in 1976 from Pepperdine University.

Family Relationships

There are no family relationships between any of the directors or executive officers of IMH.

Corporate Governance and Board Matters

Vacancies

All directors are elected at each annual meeting of stockholders for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board of Directors for any cause, other than an increase in the number of directors, may be filled by a majority vote of the remaining directors, unless such majority is less than a quorum. Replacements for vacancies occurring among the unaffiliated directors will be elected by a majority vote of the remaining directors, including a majority of the unaffiliated directors. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

Board Member Independence

We are listed on the NYSE Amex and accordingly, we have applied the listing standards of the NYSE Amex in determining the "independence" of the members of our Board of Directors. Based the listing standards of the NYSE Amex and after reviewing the relationships with members of our Board, our Board of Directors has determined, with the assistance of the Corporate Governance and Nomination Committee that, with the exception of Mr. Tomkinson, our CEO, and Mr. Ashmore, our President, the members of the Board of Directors qualify as independent. The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Governance and Nomination Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company's on-going compliance with the independence standards of the NYSE Amex.

In reviewing the independence of its Board members, the Board of Directors reviewed relationships with Messrs. Filipps, Peers and Walsh. From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company. A subsidiary of Clayton provided loan due diligence services to IFC by analyzing a pool of loans that the Company was considering purchasing, and verified that the loans met the Company's internal mortgage underwriting standards. Clayton's subsidiary also confirmed that the information contained in the loan files was accurate and complete. Neither Clayton nor its subsidiary provided compliance or other consulting services for the Company. The Company engaged Clayton's subsidiaries prior to the commencement of Mr. Filipps' employment with Clayton and did not pay Mr. Filipps directly for any of these services. The Company did not pay any fees to Clayton in 2008 or 2007. Mr. Filipps was not paid a bonus and did not receive any other compensation from Clayton or its subsidiary as a result of the Company's dealings with Clayton or its subsidiaries. Mr. Filipps was not involved with the day-to-day business dealings between the Company and Clayton, and there did not appear to be any direct benefit to Mr. Filipps arising from this relationship.

The Board of Directors also reviewed and analyzed each of Mr. Peers' and Mr. Walsh's status as an independent director. In the fourth quarter of 2008 and during 2009, Mr. Peers was appointed to a special committee of the Board of Directors, which committee focused on strategic goals of the Company, and required a large amount of time from Mr. Peers. During 2010, Mr. Walsh performed due diligence services for the Company in connection with a proposed transaction for which he was paid $15,000. The Board of Directors, however, believes that neither Mr. Peers' service on the special committee nor Mr. Walsh's consulting services has jeopardized their status as an independent director as they are each continuing to serve in the capacity as a director. Based on the above facts and circumstances, the Board of Directors has determined that Mr. Filipps, Mr. Peers and Mr. Walsh continue to qualify as independent directors applying the standards of the NYSE Amex.

None of the other non-employee directors currently have any material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries).

Attendance at Board and Committee Meetings

Our Board of Directors met fourteen times during 2010. Each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and a majority of the total number of meetings held by those committees of the Board of Directors on which such director served.

We encourage all directors to attend the annual meeting of stockholders. In 2010, all of our directors attended the annual meeting of stockholders.

Committees and Corporate Governance

The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Corporate Governance and Nomination Committee. Each of these committees has a written charter approved by our Board of Directors. The members of the committees and a description of the principal responsibilities of each committee are described below.

Our Board of Directors has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, orientation and continuing education, evaluation of the CEO, annual performance evaluation and management succession. The Board of Directors has chosen not to impose term limits with regard to service on the Board in the belief that continuity of service and the past contributions of the Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to IMH's governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.

A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at www.impaccompanies.com by clicking "Stockholder Relations" and then "Corporate Governance," and is available in print upon request to the Secretary of Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612.

The Audit Committee

The Audit Committee of the Board of Directors consists of four directors, all of whom are independent pursuant to the Director Independence Standards of the NYSE Amex and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Frank P. Filipps, who serves as the chairman, Leigh J. Abrams, Stephan R. Peers and James Walsh. The Board of Directors has determined that Frank P. Filipps qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During 2010, the Audit Committee met twelve times.

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company's financial statements and financial reporting process and its system of internal accounting and financial controls, (ii) the performance of the internal audit function, (iii) the performance of the independent auditors, which would include an evaluation of the independent auditor's qualifications and independence, (iv) the Company's compliance with legal and regulatory requirements, including disclosure controls and procedures, and (v) the preparation of an Audit Committee report to be included in the Company's annual proxy statement.

The Compensation Committee

The Compensation Committee is responsible for (1) recommending to our Board of Directors the cash and non-cash compensation of our executive officers as defined in the rules promulgated under Section 16 of the Exchange Act, (2) evaluating the performance of our executive officers, (3) recommending to our Board of Directors the cash and non-cash compensation policies for our non-employee directors, (4) making recommendations to our Board of Directors with respect to incentive compensation and equity-based plans that are subject to Board approval, (5) recommending to the Board of Directors on whether the compensation discussion and analysis should be included in the proxy or Form 10-K, and (6) assisting our Board of Directors in evaluating potential candidates for executive officer positions with the Company. The Compensation Committee met five times during 2010. During 2010, the Compensation Committee consisted of James Walsh (Chairman), Leigh J. Abrams and Stephan R. Peers.

The Corporate Governance and Nomination Committee

The Corporate Governance and Nomination Committee assists the Board of Directors in (1) identifying qualified individuals to become members of the Board of Directors, (2) determining the composition of the Board of Directors and its committees, (3) selecting the director nominees for the next annual meeting of stockholders, (4) monitoring a process to assess board, committee and management effectiveness, (5) aiding and monitoring management succession planning and (6) developing, implementing and monitoring policies and processes related to our corporate governance. During 2010, the Corporate Governance and Nomination Committee consisted of Stephan R. Peers (Chairman) and James Walsh. The committee met three times during 2010.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company's Chief Executive Officer serve as Chairman is in the best interest of the Company's stockholders at this time. This structure makes the best use of the Chief Executive Officer's extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company's management and the Board.

Leigh J. Abrams serves as the Company's Lead Independent Director. The Lead Independent Director advises the Chairman of the Board or otherwise undertakes the following:

  (a)
  assesses the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board by management; and

  (b)
  moderates executive sessions of the Board's independent directors and acts as a liaison between the independent directors and the Chairman of the Board and/or Chief Executive Officer on appropriate issues.

The Company faces a variety of operational and market risks, including interest rate risk, credit risk, liquidity risk and prepayment risk. The Board of Directors believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or Audit Committee, (3) implement appropriate and responsive risk management strategies consistent with Company's risk profile, and (4) integrate risk management into Company decision-making.

The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The Audit Committee also reviews the significant reports to management, including assessment of the Company's risk management processes and systems of internal controls, prepared by the internal auditing department and management's responses.

The Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. The Board of Directors also continually works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process.

The Governance and Nomination Committee considers nominees from all sources, including stockholders. The Committee has the authority to lead the search for individuals qualified to become members of the Company's Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The board of directors will consist of a majority of directors who (i) qualify as "independent" directors within the meaning of the listing standards of the NYSE Amex, as the same may be amended from time to time; (ii) meet the applicable requirements to be "unaffiliated" as defined in the Company's Bylaws, as may be amended from time to time; and (iii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Corporate Governance and Nomination Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Governance and Nomination Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominees by Stockholders.    Director nominees provided by stockholders to the Corporate Governance and Nomination Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Secretary of the Company accompanied by the candidate's written consent to be named in a proxy statement as a nominee, if recommended by the Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Committee from time to time, either from the recommended person or from the recommending shareholder.

Submission for Consideration at Annual Meeting.    The Company's bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under "Stockholder Proposals—Proposals to be Submitted for Annual Meeting" and "Mailing Instructions." The stockholder nominating a director must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th day following the day on which public announcement is first made by us. Any notice shall include the information regarding the stockholder making the nomination and the nominee as required by the Company's bylaws. Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

Code of Business Conduct and Ethics.

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the stockholder relations page of our website located at www.impaccompanies.com and in print upon request to the Secretary at Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine,

California, 92612. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

Stockholder Communication with Our Board of Directors.

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Ronald M. Morrison, Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612, by telephone at (949) 475-3942 or by email to rmorrison@impaccompanies.com specifying whether the communication is directed to the entire board or to a particular director. Stockholder letters are screened, which includes filtering out improper or irrelevant topics such as solicitations, by Company personnel, based on criteria established and maintained by our Corporate Governance and Nomination Committee.

Compensation of Board Members

The compensation of the Company's non-employee directors is described below.

Board Fees.    The Company's non-employee directors are paid the following fees: (i) an annual fee of $40,000; (ii) a meeting fee of $2,500; (iii) for services on the Audit Committee, the Compensation Committee and the Corporate Governance Committee, fees of $2,500, $1,000 and $1,000, respectively, per meeting; (iv) an annual fee payable to the chairperson of each of the Audit Committee, the Compensation Committee and the Corporate Governance Committee of $20,000, $5,000 and $5,000, respectively; and (v) an annual fee payable to the lead independent director of $10,000.

Equity Awards.    Non-employee directors typically receive an annual equity award of options to purchase shares of the Company's common stock (the "Director Stock Options"), or instead, at the election of the individual director, a number of shares of restricted Company common stock equal in value to the number of Director Stock Options (based on the binomial value of the Director Stock Options) not taken by such director. No dividend equivalent rights will be issued with respect to the Director Stock Options granted, although the existing dividend equivalent rights on prior option grants continue to be retained.

Special Services.    From time to time, the Company's non-employee directors may be asked to engage in special director services, whether or not a committee of the Board has been formed for such purpose. Such services have included and may include strategic reviews, strategic transaction oversight, independent major litigation oversight and like matters involving substantially greater commitments of time from the relevant directors. In such circumstances, the directors engaged in such efforts may receive additional fees for the duration of such service. Fees related to a special committee may be paid whether or not the matter concludes in a transaction or other specific result and may be adjusted upward or downward based on the amount of work required and any other criteria the committee and Board deem appropriate.

Set forth below is the compensation earned for our non-employee directors during 2010. Messrs. Tomkinson and Ashmore received no additional compensation for their services as directors.

DIRECTOR COMPENSATION FOR 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
James Walsh	118,000	16,380	16,380	15,000	(3)	165,760
Frank P. Filipps	125,000	16,380	16,380	—		157,760
Stephan R. Peers	118,000	16,380	16,380	—		150,760
Leigh J. Abrams (4)	120,000	16,380	16,380	—		152,760

(1)
The amounts disclosed represent the grant of restricted stock units (RSUs), which will vest over a three year period. The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of the stock awards, see note 1- stock-based compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.
(2)
The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of option awards, see note 1- stock-based compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.
(3)
Represents consulting fees paid in connection with due diligence services for a proposed transaction.
(4)
Fees paid to Mr. Abrams include a lead director fee of $10,000.

EXECUTIVE COMPENSATION

2009 and 2010 Summary Compensation Table

The following table presents compensation earned by our executive officers for the years ended December 31, 2010 and 2009 (the "Named Executive Officers"). The compensation of Messrs. Tomkinson and Ashmore is based on each of their employment agreements in effect during 2010, which are further described below under "Employment Agreements."

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Joseph R. Tomkinson Chairman of the Board and Chief Executive Officer	2010 2009	600,000 600,000	844,496 850,471	(2)(3) (3)	131,040 106,000	14,400 22,255	1,589,936 1,578,724
William S. Ashmore President	2010 2009	600,000 575,000	844,496 900,471	(4)(5) (5)	131,040 106,000	14,400 18,610	1,589,936 1,600,078
Ronald M. Morrison General Counsel and Secretary	2010 2009	385,000 385,000	192,500 196,250	(6)	81,900 18,550	6,000 21,563	665,400 621,363

(1)
The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of the option awards, see note 1- stock-based compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.

(2)
Mr. Tomkinson was granted a bonus of $769,496, of which $150,000 was paid during the first quarter of 2011 and the remaining $619,496 was deferred for an indeterminate period of time.
(3)
In addition to his incentive bonus earned for 2009, Mr. Tomkinson was also granted a bonus of $250,000, of which $175,000 was paid during 2009 and the remaining $75,000 was paid quarterly in equal installments during 2010 ($25,000 per quarter).
(4)
Mr. Ashmore was granted a bonus of $769,496, of which $150,000 was paid during the first quarter of 2011 and the remaining $619,496 was deferred for an indeterminate period of time.
(5)
In addition to his incentive bonus earned for 2009, Mr. Ashmore was also granted a bonus of $250,000, of which $175,000 was paid during 2009 and the remaining $75,000 was paid quarterly in equal installments during 2010 ($25,000 per quarter).
(6)
Mr. Morrison was granted a bonus of $192,500 of which $25,000 was paid during the first quarter of 2011 and the remaining $167,500 was deferred for an indeterminate period of time.

Outstanding Equity Awards at December 31, 2010

The following table sets forth the outstanding stock options for each of our Named Executive Officers as of December 31, 2010.

OUTSTANDING OPTION AWARDS AT DECEMBER 31, 2010

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Joseph R. Tomkinson	200,000 24,000 -	(1) (2)	- - 48,000	(5)	0.53 41.80 2.73	6/9/2019 3/27/2011 12/3/2020
William S. Ashmore	200,000 20,000 -	(1) (2)	- - 48,000	(5)	0.53 41.80 2.73	6/9/2019 3/27/2011 12/3/2020
Ronald M. Morrison	35,000 4,000 5,500 500 -	(1) (3) (4) (2)	- - - - 30,000	(5)	0.53 217.70 76.00 41.80 2.73	6/9/2019 6/22/2014 12/18/2011 3/27/2011 12/3/2020

(1)
These awards were granted on 6/9/2009, vest over a one year period and terminate ten years after the date of the grant.
(2)
These awards, which include DERs, were granted on 3/27/2001, vested on the grant date and terminated on 3/27/2011.
(3)
These awards, which include DERs, were granted on 6/22/2004, vested on the grant date and terminate ten years after that date.
(4)
These awards, which include DERs, were granted on 12/18/2001, vested on the grant date and terminate ten years after that date.
(5)
These awards were granted on 12/3/2010, vest over a three year period beginning on 12/3/2011 and terminate ten years after the date of grant.

Employment Agreements

Mr. Tomkinson and Mr. Ashmore entered into new employment agreements effective as of June 1, 2009, and shall expire on December 31, 2012, unless terminated earlier, and may be extended by mutual written agreement of the officer and the Company.

Pursuant to the new employment agreements, the base salary for each of Mr. Tomkinson and Mr. Ashmore is $600,000 per year and each is eligible to receive an annual bonus in an amount equal to 7.5% of the Company's adjusted net earnings. The annual bonus is subject to a cap in any calendar year in an amount equal to 2.5 times annual base salary; provided that there will be no cap on the annual bonus if the officer pre-elects during any year to receive 5% of adjusted net earnings during a year. For purposes of the annual bonus, "adjusted net earnings" means the net earnings available to common stockholders excluding (1) any adjustments relating to change in fair value of net trust assets, change in fair value of long term debt and noncash level yield long term debt, (ii) any accrual already made with respect to the officer's bonus compensation, (iii) any charge relating to amortization of deferred charges and (iv) any adjustment relating to lower of cost or market and repurchase liability of the discontinued operations.

Each officer is also eligible to receive an incentive bonus equal to 10% of the net gain arising from the sale or disposition or special items as identified by the Board of Directors. Messrs. Tomkinson and Ashmore are also eligible to receive paid vacation, an annual car allowance of $1,200 per month, participate in health and other benefit plans, be reimbursed for reasonable and necessary business and entertainment expenses, and receive other benefits at the discretion of the Board of Directors. Each officer is prohibited, without approval from the Board of Directors, from receiving compensation, directly or indirectly, from any companies with whom the Company or any of its affiliates has any financial, business, or affiliated relationship.

If Mr. Tomkinson's or Mr. Ashmore's employment is terminated for any reason, other than without cause or good reason, each will be entitled to receive (i) base salary, annual bonus and incentive bonus prorated through the termination date; with 80% of the annual bonus paid upon termination and the balance paid after the preparation of the Company's audited financial statements, (ii) any expense reimbursement due and owing for reasonable and necessary business and entertainment expenses, and (iii) accrued vacation benefits. If either officer is terminated without cause or resigns with good reason, he will also receive severance payments of (i) an amount of his base salary equal to the lesser of 18 months or the remainder of the agreement, 12 months of which may be paid upon execution of a release agreement and the remaining 6 months of base salary to be paid over the succeeding 6 month period, (ii) incentive compensation whereby 80% of the earned annual bonus will be paid on the termination date and the remaining 20% paid after calculation of the annual financial statements, and (iii) health care coverage for 18 months. Termination with cause includes conviction of a crime of dishonesty or a felony with certain penalties, substantial failure to perform duties after notice, willful misconduct or gross negligence, or material breach of the employment agreement. Good reason includes material changes to employee's duties, relocation, without his prior written consent, of the place of principal performance of such executive's responsibilities and duties to a location more than 65 miles away, the Company's material breach of the employment agreement and failure by the Company to obtain from any acquirer of the Company an agreement to assume the employment agreement. Each executive officer terminated without cause or resigning for good reason has agreed not to compete with the Company during the 18 months that severance payments are made, provided that the agreement not to compete will be waived if the executive officer foregoes the severance compensation.

The employment agreements will not be terminated by merger, an acquisition by another entity, or by transferring of all or substantially all of the Company's assets. In the event of any such change of control, the surviving entity or transferee would be bound by the employment agreements.

Effective June 1, 2006, the Company and Ronald M. Morrison entered into an employment agreement, which expired on May 31, 2009. The Company has not entered into a new employment agreement with Mr. Morrison. Mr. Morrison is currently receiving the same base salary of $385,000 per year. Under his previous employment agreement he was eligible to receive an annual discretionary bonus of up to 50% of his base salary, an annual car allowance of $6,000 and paid vacation.

As a Smaller Reporting Company, a compensation discussion and analysis is not required.

Equity Compensation Plan Information

Our current stock plan is the Company's 2010 Omnibus Incentive Plan ("Plan"), which was approved by our stockholders and became effective on July 20, 2010. The Plan is administered by the Compensation Committee of the Company's Board of Directors, with participation and approval of the Board of Directors. Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

As a result of the approval of the Plan by the Company's stockholders, the Company's 2001 Stock Plan was frozen and no further grants or awards are under such plan. Further, all outstanding awards under the 2001 Stock Option, Deferred Stock and Restricted Stock Plan, as well as the Company's 1995 Stock Option, Deferred Stock and Restricted Stock Plan (together, the "Prior Plans"), were assumed by the Plan and are deemed to be awards granted and outstanding under the Plan. As of the effective date of the Plan, an aggregate of 1,730,985 shares of the Company's common stock was reserved initially for issuance and available for awards under the Plan. This amount consisted of (i) 1,280,985 shares of common stock underlying outstanding options under the Prior Plans that were assumed by the Incentive Plan upon its effectiveness (the "Assumed Options"), and (ii) an additional 450,000 shares that were reserved for new grants under the Plan. To the extent any of the Assumed Options are forfeited or canceled, shares of common stock underlying those options will not be available for new grants under the Plan.

The following table summarizes our equity compensation plan information as of December 31, 2010 with respect to outstanding awards and shares remaining available for issuance under our Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (A)	Weighted-average exercise price of outstanding options (B)	Number of securities remaining available for future issuance (excluding securities in col A) (C)
2010 Omnibus Incentive Plan approved by stockholders	1,500,704	6.22	30,080
Equity compensation plans not approved by stockholders	-	-	-

Total	1,500,704	6.22	30,080

401(k) Plan

During 2010, we participated in the Impac Companies 401(k) Savings Plan for all full time employees with at least six months of service, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The 401(k) Plan provides that each participant may contribute from 1% to 25% of his or her salary pursuant to certain restrictions or up to $16,500 annually for 2010. We will contribute to the participant's plan account at the end of each plan year 50% of the first 4% of salary contributed by a participant. Under the 401(k) Plan, employees may elect to enroll on the first day of any month, provided that they have been employed for at least six months. Subject to the rules for maintaining the tax status of the 401(k) Plan, an additional company contribution may be made at our discretion, as determined by the Board of Directors. The discretionary contributions made to the plan vest over a three year period. We recorded approximately $335,000 for matching contributions during 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent stockholders were satisfied by such persons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions since the beginning of the Company's last fiscal year, nor are there any currently proposed transactions, in which the Company was or is a participant and in which any related person (as defined in the SEC's rules) had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of the April 25, 2011 by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent of our common stock, and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Richard H. Pickup (2)	586,751	7.5%
Joseph R Tomkinson (3)	236,375	3.0%
William S Ashmore (4)	214,462	2.7%
Ronald M. Morrison (5)	49,392	*
James Walsh (6)	33,972	*
Leigh J Abrams (7)	33,960	*
Stephan R Peers (8)	32,668	*
Frank P Filipps (9)	31,935	*
Directors and executive officers as a group (8 persons) (10)	668,122	8.0%

*
Indicates less than 1%
(1)
Except as otherwise noted, all named beneficial owners can be contacted at 19500 Jamboree Road, Irvine, California 92612.
(2)
According to a Schedule 13G filed with the SEC on February 16, 2011, (i) 300,501 of the shares are owned directly by Pickup Family Trust, and 100,000 shares are owned directly by TB Fund LLC, over all of which shares Mr. Pickup has sole investment and voting power, (ii) 86,250 shares are owned directly by Dito Caree LP, and 50,000 shares are owned directly by Dito Devcar LP, over all of which shares Mr. Pickup shares investment and voting power; and (iii) 50,000 shares are owned by Carole Pickup, Mr. Pickup's spouse, over which Mr. Pickup is deemed to have shared investment and voting power. Mr. Pickup disclaims beneficial ownership of the shares owned by his spouse.
(3)
Includes (i) 7,854 shares of common stock, (ii) options to purchase an aggregate of 200,000 shares that are exercisable within 60 days of April 25, 2011 and (iii) 28,521 shares held in trust with Mr. Tomkinson as trustee.
(4)
Includes (i) 6,495 shares of common stock, (ii) options to purchase an aggregate of 200,000 shares that are exercisable within 60 days of April 25, 2011, and (iii) 7,967 shares held in trust with Mr. Ashmore as trustee.
(5)
Includes (i) 4,892 shares of common stock and (ii) options to purchase an aggregate of 44,500 shares that are exercisable within 60 days of April 25, 2011.
(6)
Includes options to purchase an aggregate of 31,125 shares that are exercisable within 60 days of April 25, 2011.
(7)
Includes options to purchase an aggregate of 32,250 shares that are exercisable within 60 days of April 25, 2011.
(8)
Includes options to purchase an aggregate of 31,125 shares that are exercisable within 60 days of April 25, 2011.
(9)
Includes options to purchase an aggregate of 31,125 shares that are exercisable within 60 days of April 25, 2011.
(10)
Includes options to purchase an aggregate of 605,125 shares that are exercisable within 60 days of April 25, 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal control over financial reporting. The Audit Committee is currently comprised of four directors. The Audit Committee operates under a written audit committee charter, which was amended and restated and approved by the Board of Directors on January 26, 2009.

Management is responsible for our internal control over financial reporting and financial reporting process. Squar, Milner, Peterson, Miranda & Williamson, LLP, or Squar Milner, the independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements, as well as the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue separate reports thereon. The Audit Committee's responsibility is to monitor and oversee these management processes and related independent audits.

In connection with these responsibilities, the Audit Committee met with management and Squar Milner to review and discuss the December 31, 2010 financial statements. The Audit Committee also discussed with Squar Milner the matters required by Statement on Auditing Standards ("SAS") No. 61 (Communication with Audit Committees) as may be modified or supplemented.

In addition, the Audit Committee also received written disclosures and the letter from Squar Milner required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, which superseded Independence Standards Board ("ISB") Standard No. 1 (Independence Discussions with Audit Committees) and ISB Interpretations 00-1 and 00-2, which requires the written disclosure of all relationships between us and our independent registered public accounting firm that, in the independent registered public accounting firm's professional judgment, may reasonably be thought to bear on independence and confirmation that, in its professional judgment, it is independent of the Company that it is auditing.

The Audit Committee has also reviewed the non-audit fees described below and has concluded that the amount and nature of those fees is compatible with maintaining Squar Milner's independence.

Based on the Audit Committee's discussions with management, review of Squar Milner's letter and discussions with Squar Milner, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

Audit Committee
Frank P. Filipps Leigh J. Abrams Stephan R. Peers James Walsh

STOCKHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2012 annual meeting of stockholders pursuant Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a written copy of the proposal must be delivered no later than January 3, 2012 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to this year's annual meeting of stockholders). If the date of next year's annual meeting is changed by more than 30 days from the anniversary date of this year's meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

Stockholders who wish to submit a proposal for consideration at our 2012 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the 60th day prior to the first anniversary of this annual meeting, nor earlier than the 90th day prior to the first anniversary of this annual meeting. The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year's annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Mailing Instructions

In each case, proposals should be delivered to 19500 Jamboree Road, Irvine, California 92612, Attention: Ronald M. Morrison, Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By Order of the Board of Directors

Ronald M. Morrison, Secretary

Dated: May 2, 2011
Irvine, California

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000108228_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Joseph R. Tomkinson 02 William S. Ashmore 03 James Walsh 04 Frank P. Filipps 05 Stephan R Peers 06 Leigh J. Abrams IMPAC MORTGAGE HOLDINGS, INC. 19500 JAMBOREE ROAD IRVINE, CA 92612 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2 Approve the reappointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000108228_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, AR/10K Wrap is/are available at www.proxyvote.com . IMPAC MORTGAGE HOLDINGS, INC. Annual Meeting of Stockholders July 19, 2011 9:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Impac Mortgage Holdings, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 2, 2011, and hereby appoints Todd R. Taylor and Ronald M. Morrison, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Impac Mortgage Holdings, Inc. to be held on July 19, 2011, at 9:00 a.m., Pacific Daylight Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

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PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION
Summary Compensation Table
OUTSTANDING OPTION AWARDS AT DECEMBER 31, 2010
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
STOCKHOLDER PROPOSALS
OTHER BUSINESS